UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2006

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11459	PPL Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-2758192

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information
Item 2.02 Results of Operations and Financial Condition
On October 31, 2006, PPL Corporation (“PPL” ) issued a press release announcing its financial results for the quarter ended September 30, 2006 and other business matters. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Section 7 - Regulation FD
Item 7.01 Regulation FD Disclosure
On October 31, 2006 at 9:00 a.m. (Eastern Standard Time), members of PPL's senior management will hold a teleconference and webcast with financial analysts to discuss PPL’s financial results for the quarter ended September 30, 2006 and other business matters. A copy of the slides to be used during the webcast is attached as Exhibit 99.2 and is incorporated herein by reference. The event will be available live, in audio format, along with the slides, on PPL’s Internet Web site: www.pplweb.com. The webcast will be available for replay on PPL’s Web site for 30 days.

Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits

	99.1 -	Press Release, dated October 31, 2006, announcing PPL’s financial results for the quarter ended September 30, 2006 and other business matters.
	99.2 -	Slides to be used on the October 31, 2006 webcast among members of PPL’s senior management and financial analysts.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Matt Simmons Matt Simmons Vice President and Controller

Dated: October 31, 2006